UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2017

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f)                                   On March 3, 2017, the Compensation Committee (the “Committee”) of the Board of Directors of First Hawaiian, Inc. (“First Hawaiian”) approved the annual incentive cash awards for 2016 under the First Hawaiian, Inc. Bonus Plan (the “Bonus Plan”) and the cash incentive awards earned under the First Hawaiian, Inc. Long-Term Incentive Plan (the “LTIP”) for the 2014-2016 cycle for our named executive officers. Our named executive officers’ other compensation for 2016 was previously reported by First Hawaiian in the Summary Compensation Table beginning on page 190 of the preliminary prospectus dated January 30, 2017 and filed with Amendment number 1 to the registration statement on Form S-1/A (filed with the Securities and Exchange Commission on January 30, 2017) (the “Prospectus”).  As of the filing of the Prospectus, the annual incentive cash awards for 2016 and earned cash incentive awards under the LTIP for the 2014-2016 cycle had not yet been determined and, therefore, were omitted from the Summary Compensation Table included in the Prospectus.

The annual incentive cash awards for the named executive officers and earned cash incentive awards under the LTIP for the 2014-2016 cycle for the named executive officers, as approved by the Committee, are set forth below:

Name	2016 Annual Incentive	2014-2016 Cycle LTIP
Robert S. Harrison	$893,001	$648,200

Eric K. Yeaman	672,000	—

Robert T. Fujioka	376,339	347,404

Albert M. Yamada	443,043	427,357

Mr. Yeaman, who commenced employment with First Hawaiian effective June 15, 2015, did not receive an award under the LTIP for the 2014-2016 cycle.

Pursuant to Item 5.02(f) of Form 8-K, the columns reported in the Summary Compensation Table beginning on page 190 of the Prospectus in the “Bonus,” “Non-Equity Incentive Plan Compensation” and “Total” columns are recalculated below to include the annual incentive cash awards for 2016 and earned cash incentive awards under the LTIP for the 2014-2016 cycle.  The amount reported as a “Bonus” for Mr. Yeaman also includes the portion of his transition award under his offer letter that was payable in 2016, as discussed in the section titled “Offer Letter with Mr. Yeaman” in the Prospectus.  Total compensation also includes the other compensation amounts previously reported in the Prospectus for 2016.

	Fiscal Year 2016
Name and Principal Position	Bonus(1)	Non-Equity Incentive Plan Compensation(2)	Total(3)
Robert S. Harrison	$893,001	$648,200	$4,330,141
Chairman and Chief Executive Officer
Eric K. Yeaman	979,682	—	3,138,970
President and Chief Operating Officer
Robert T. Fujioka	376,339	347,404	2,053,249
Vice Chairman and Chief Lending Officer
Albert M. Yamada(4)	443,043	427,357	2,486,142
Former Vice Chairman and Chief Administrative Officer

(1)         The amounts in this column represent the annual incentive cash awards for fiscal year 2016 under the Bonus Plan.  The amount in this column for Mr. Yeaman also includes the portion of his transition award under his offer letter that was payable in 2016, as discussed in the section titled “Offer Letter with Mr. Yeaman” in the Prospectus.

(2)         The amounts in this column represent the cash incentive awards earned under the LTIP for the 2014-2016 cycle. Mr. Yeaman commenced employment with First Hawaiian effective June 15, 2015 and was not eligible for an award under the LTIP for the 2014-2016 cycle.

(3)         Total compensation includes the other compensation amounts reported in the Prospectus for fiscal year 2016, as shown in the Summary Compensation Table beginning on page 190 of the Prospectus.

(4)         Mr. Yamada retired from First Hawaiian effective December 1, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date: March 7, 2017	By:	/s/ Robert S. Harrison
	Name:	Robert S. Harrison
	Title:	Chairman of the Board and Chief Executive Officer

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